EXHIBIT 10.1

                                AMENDMENT TO THE
                    NOTE AND WARRANT PURCHASE AGREEMENT AND
                   THE AMENDED AND RESTATED SECURITY AGREEMENT



         This Amendment (the "Amendment"), dated as of January 30, 2003, to the Note and Warrant Purchase Agreement, dated as of December 27, 2002 (the "Agreement"), and the Amended and Restated Security Agreement, dated as of December 27, 2002 (the "Security Agreement") by and among the same parties to this Amendment, is entered into by and among The 3DO Company, a Delaware corporation, (the "Company"), The 3DO Company, a California corporation ("Subsidiary") and William M. Hawkins, III (the "Purchaser"). The parties, intending to be legally bound, hereby agree to amend the Agreement as follows:

         1. Definitions. As used in this Amendment, all capitalized terms not otherwise defined herein shall have the respective meanings given in the Agreement.

         2. Loan  Commitment  Amount.  The Loan  Commitment  Amount set forth in
Section 2(a) of the Agreement shall be $12,000,000.

         3. Subsequent Note. The term "Subsequent Note," defined in Section 2(f) of the Agreement, shall hereafter mean a secured promissory note for a principal amount equal to a Subsequent Draw Down Amount substantially in the form of Exhibit E to the Agreement or substantially in the form of Exhibit A to this Amendment. The parties acknowledge that upon execution of this Amendment, Subsidiary shall issue a secured subordinated promissory note substantially in the form attached hereto as Exhibit A in the principal amount of $4,000,000.

         4. References in Transaction Documents. The parties acknowledge that all references to the Agreement or the Security Agreement in the Transaction Documents shall mean the Agreement or the Security Agreement as amended by this Amendment.

         5. Reimbursement of Expenses. Company shall pay on demand the following fees and expenses (i) Purchaser's reasonable legal fees and expenses in connection with the preparation, execution and delivery of this Amendment, the Subsequent Note, and the Variable Rate Single Payment Note and related documents with Comerica Bank - California ("Comerica") dated on or about January 28, 2003 (the "Comerica Agreements"), and (ii) other expenses of Purchaser or the William
M. Hawkins III Revocable Trust, dated March 10, 2000 in connection with the Comerica Agreements. The parties acknowledge that terms of the Subsequent Note in the form attached as Exhibit A are intended to pass through the cost of interest to Purchaser under the Comerica Agreements and are not intended to be reimbursed pursuant to this section, but reimbursable expenses may include origination or loan fees payable to Comerica under the Comerica Agreements and any other fees or expenses of Comerica payable under the Comerica Agreements whether before or after an event of default thereunder.

         6. Amended and Restated Security Agreement. The number "$8,000,000" in recital C of the Security Agreement shall be "$12,000,000."
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         7. Other Provisions of Agreement.  Except as amended in this Amendment, all other provisions of the Agreement and other Transaction Documents shall remain in full force and effect.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.


                                      -2-


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         IN WITNESS  WHEREOF,  the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                                 COMPANY:

                                 THE 3DO COMPANY
                                 a Delaware corporation


                                 By:    /s/ James A. Cook
                                      ------------------------------------------

                                 Name:   James A. Cook
                                       -----------------------------------------

                                 Title:    Secretary
                                        ----------------------------------------



                                 SUBSIDIARY:

                                 THE 3DO COMPANY
                                 a California corporation


                                 By:    /s/ James A. Cook
                                      ------------------------------------------

                                 Name:   James A. Cook
                                       -----------------------------------------

                                 Title:    Executive Vice President
                                        ----------------------------------------



                                 PURCHASER:

                                 William M. Hawkins, III



                                   /S/ William M. Hawkins, III
                                 -----------------------------------------------


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                                    EXHIBIT A

                             FORM OF SUBSEQUENT NOTE